UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
(Address of principal executive offices) (Zip code)

Janice M. Bishop, Vice President, Secretary and Chief Legal Officer Independence Wharf, 470 Atlantic Ave., Boston, MA 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/18

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Barings
Corporate Investors

Report for the
Six Months Ended June 30, 2018

Adviser

Barings LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

Independent Registered Public Accounting Firm

KPMG LLP
Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP
Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company
Boston, Massachusetts 02110
Transfer Agent & Registrar

DST Systems, Inc.
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374

Internet Website

www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Barings Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Barings LLC ("Barings") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings. A description of Barings' proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust's website at www.barings.com/mci; and (3) on the SEC's website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust's website at www.barings.com/mci; and (2) on the SEC's website at http://www.sec.gov.

Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively "service providers") who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust's Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust's registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors

TO OUR SHAREHOLDERS
July 31, 2018

We are pleased to present the June 30, 2018 Quarterly Report of Barings Corporate Investors (the "Trust").

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on August 17, 2018 to shareholders of record on August 6, 2018. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.32 per share of net investment income for the first quarter of 2018, compared to $0.31 per share, including $0.01 per share of non-recurring income, in the previous quarter.

During the second quarter, the net assets of the Trust decreased to $301,508,712 or $15.07 per share compared to $304,788,145 or $15.26 per share on March 31, 2018. This translates into a 0.7% total return for the quarter, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 7.1%, 8.7%, 10.6%, 10.8%, and 12.5% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust's net assets assuming the reinvestment of all dividends.

The Trust's share price increased during the quarter, from $15.10 per share as of March 31, 2018 to $15.11 per share as of June 30, 2018, which resulted in a total return of 2.1%. The Trust's market price of $15.11 per share equates to a 0.3% premium over the June 30, 2018 net asset value per share of $15.07. The Trust's average quarter-end premium for the 3, 5 and 10-year periods was 8.8%, 7.9% and 10.9%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 7.8% for the quarter. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index, increased 1.0% for the quarter.

The Trust closed five new private placement investments and five add-on investments to existing portfolio companies during the second quarter. The five new investments were in Cadence, Inc., Discovery Education, E.S.P. Associates, Trident Maritime Systems and VP Holding Company. The five add-on investments were in CORA Health Services, CTM Holding, Inc., ECG Consulting Group, Dohmen Life Sciences, and Hollandia Produce LLC. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $23,113,228.

It was a strong quarter for the Trust in terms of new investments. As noted above, the Trust closed five new investments and five add-on investments this quarter. The expansion of the Trust's target investment criteria in late 2017 into a broader set of the middle market private debt market along with the expansion of Barings', the Trust's investment adviser, private debt platform, have been key contributors to new investment volume. Overall, market conditions remain extremely competitive with purchase price and leverage multiples remaining at or near historical highs, and there continues to be a large supply of debt capital seeking middle-market investment opportunities. As always, we've continued to be selective in our investment choices and maintain our underwriting discipline.

The Trust's remaining portfolio remains in good condition. There were four private debt investment exits during the quarter, all of which resulted in realized gains. In addition, one company fully prepaid and two companies partially prepaid their debt held by the Trust. The Trust was also the beneficiary of three of its equity investments paying dividends during the quarter. There are several companies in which the Trust has outstanding investments that are in the process of being sold and we remain cautiously optimistic about realization activity over the next few quarters.

The Trust was able to maintain its $0.30 per share quarterly dividend in the second quarter with recurring investment income being sufficient to fully cover this quarter's dividend. As referenced above, the Trust's expansion of its target investment criteria in 2017 has allowed for increased private debt investment opportunities, and as a result, higher recurring investment income than the Trust has experienced over the past several years. While there can be no guarantee that recurring investment income will continue to be sufficient to cover the current dividend level, the expected recurring investment income generated by the Trust in 2018, combined with the availability of earnings carry forwards and other non-recurring income, is forecast to be sufficient to maintain the current dividend rate over the next several quarters.

(Continued)

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Robert M. Shettle

President

Portfolio Composition as of 6/30/18*

Public Debt
6.0%
Public Equity
0.4%
Public Bank Loans
5.0%
Cash & Short-Term Investments
3.6%
Private / Restricted Equity
10.1%
Private Bank Loans
17.7%
Private Debt
57.2%

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Corporate Investors
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value (Cost - $239,201,079)	$231,884,161
Corporate restricted securities at market value (Cost - $50,195,695)	49,847,956
Corporate public securities at market value (Cost - $36,350,916)	37,229,659

Total investments (Cost - $325,747,690)	318,961,776
Cash	13,550,978
Interest receivable	2,650,481
Other assets	108,674

Total assets	335,271,909

Liabilities:
Note payable	30,000,000
Payable for investments purchased	1,631,619
Investment advisory fee payable	942,215
Deferred tax liability	896,189
Interest payable	135,317
Accrued expenses	157,857

Total liabilities	33,763,197

Commitments and Contingencies (See Note 8)
Total net assets	$301,508,712

Net Assets:
Common shares, par value $1.00 per share	$20,011,203
Additional paid-in capital	110,713,738
Retained net realized gain on investments, prior years	155,501,181
Undistributed net investment gain	9,534,636
Accumulated net realized gain on investments	13,430,057
Net unrealized depreciation of investments	(7,682,103)

Total net assets	$301,508,712

Common shares issued and outstanding (28,054,782 authorized)	20,011,203

Net asset value per share	15.07

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2018
(Unaudited)

Investment Income:
Interest	$14,844,351
Dividends	365,562
Other	134,444

Total investment income	15,344,357

Expenses:
Investment advisory fees	1,894,678
Interest	529,500
Trustees' fees and expenses	180,000
Professional fees	111,103
Reports to shareholders	57,000
Custodian fees	16,800
Other	62,500

Total expenses	2,851,581

Investment income - net	12,492,776

Net realized and unrealized loss on investments:
Net realized gain on investments before taxes	7,740,589
Income tax expense	(690,022)

Net realized gain on investments after taxes	7,050,567

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(17,287,663)

Net (increase) decrease in deferred income tax expense	634,720

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(16,652,943)

Net loss on investments	(9,602,376)

Net increase in net assets resulting from operations	$2,890,400

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED STATEMENT OF CASH FLOWS
For the six months ended June 30, 2018
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$3,915,454
Purchases of portfolio securities	(61,637,530)
Proceeds from disposition of portfolio securities	69,874,451
Interest, dividends and other income received	13,016,637
Interest expense paid	(529,500)
Operating expenses paid	(2,339,021)
Income taxes paid	(5,088,712)
Net cash provided by operating activities	17,211,779

Cash flows from financing activities:
Cash dividends paid from net investment income	(11,974,568)
Receipts for shares issued on reinvestment of dividends	1,083,613
Net cash used for financing activities	(10,890,955)
Net increase in cash	6,320,824
Cash - beginning of year	7,230,154
Cash - end of period	$13,550,978

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$2,890,400
Decrease in investments	17,537,376
Decrease in interest receivable	285,592
Increase in other assets	(82,858)
Decrease in deferred tax liability	(634,720)
Increase in payable for investments purchased	1,631,619
Decrease in investment advisory fee payable	(6,308)
Decrease in tax payable	(4,398,690)
Decrease in accrued expenses	(10,632)
Total adjustments to net assets from operations	14,321,379
Net cash provided by operating activities	$17,211,779

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 6/30/2018 (Unaudited)	For the year ended 12/31/2017
Increase in net assets:
Operations:
Investment income - net	$12,492,776	$25,253,347
Net realized gain on investments after taxes	7,050,567	5,710,317
Net change in unrealized (depreciation) / appreciation of investments after taxes	(16,652,943)	12,615,454
Net increase in net assets resulting from operations	2,890,400	43,579,118

Increase from common shares issued on reinvestment of dividends
Common shares issued (2018 -71,339 ; 2017 - 149,457)	1,083,613	2,240,339

Dividends to shareholders from:
Net investment income (2018 - $0.30 per share; 2017 - $1.20 per share)	(5,992,609)	(23,863,040)
Total (decrease) / increase in net assets	(2,018,596)	21,956,417

Net assets, beginning of period / year	303,527,308	281,570,891

Net assets, end of period / year (including undistributed net investment income of $9,534,636 and $3,034,469, respectively)	$301,508,712	$303,527,308

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the three months ended 6/30/2018 (Unaudited)		For the years ended December 31,
			2017	2016	2015	2014
Net asset value:
Beginning of period / year	$15.22		$14.23	$14.03	$14.34	$13.85

Net investment income (a)	0.63		1.27	1.12	1.04	1.23
Net realized and unrealized gain (loss) on investments	(0.48)		0.92	0.26	(0.16)	0.45

Total from investment operations	0.15		2.19	1.38	0.88	1.68

Dividends from net investment income to common shareholders	(0.30)		(1.20)	(1.20)	(1.20)	(1.20)
Dividends from net realized gain on investments to common shareholders	—		—	—	—	—
(Decrease)/Increase from dividends reinvested	0.00		0.00	0.02	0.01	0.01

Total dividends	(0.30)		(1.20)	(1.18)	(1.19)	(1.19)

Net asset value: End of period / year	$15.07		$15.22	$14.23	$14.03	$14.34

Per share market value:
End of period / year	$15.11		$15.26	$15.48	$17.25	$15.89

Total investment return
Net asset value (b)	0.98%		15.72%	10.13%	6.20%	13.78%
Market value (b)	1.06%		6.86%	(3.49% )	17.01%	16.53%

Net assets (in millions):
End of period / year	$301.51		$303.53	$281.57	$275.92	$280.13
Ratio of total expenses to average net assets	2.35%	(c)	3.63%	2.92%	2.56%	3.66%
Ratio of operating expenses to average net assets	1.54%	(c)	1.59%	1.56%	1.67%	1.65%
Ratio of interest expense to average net assets	0.35%	(c)	0.51%	0.56%	0.55%	0.57%
Ratio of income tax expense to average net assets	0.46%	(c)	1.53%	0.80%	0.34%	1.44%
Ratio of net investment income to average net assets	8.27%	(c)	8.49%	7.80%	7.12%	8.57%
Portfolio turnover	19%		25%	29%	29%	38%

(a)	Calculated using average shares.
(b)
Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(c)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$11,050	$11,118	$10,386	$10,197	$10,338

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities - 93.44%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 76.91%: (C)

1A Smart Start, Inc.
A designer, distributor and lessor of ignition interlock devices ("IIDs"). IIDs are sophisticated breathalyzers wired to a vehicle's ignition system.
10.34% Second Lien Term Loan due 12/22/2022 (LIBOR +8.250%)	$3,500,000	12/21/17	$3,437,851	$3,440,676

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$262,403	08/01/12	256,053	261,909
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	548,395
Warrant, exercisable until 2022, to purchase common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	94,868
			657,923	905,172

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	13,470

* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for "C-Parts" used by OEMs in their manufacturing and production facilities.
12.5% (1% PIK) Senior Subordinated Note due 09/27/2020	$2,478,391	03/27/15	2,454,773	2,442,260
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	243,793
Common Stock (B)	703 shs.	03/27/15	703	—
			2,683,034	2,686,053

AM Conservation Holding Corp.
A supplier of energy efficiency ("EE") products, including lighting, shower heads and aerators, and weatherization products such as door seals and weather stripping.
11.5% (1.5% PIK) Senior Subordinated Note due 04/30/2023	$3,181,818	10/31/16	3,132,832	3,214,693
11.5% (1.25% PIK) Senior Subordinated Note due 04/30/2023	$418,049	10/06/17	410,514	421,438
Common Stock (B)	318,182 shs.	10/31/16	318,182	333,998
			3,861,528	3,970,129

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A
Preferred (B) (F)	273 uts.	10/04/12	$272,727	$494,447

API Technologies Corp.
A designer, developer and manufacturer of electronic systems, subsystems, modules and secure communications for technically demanding defense, aerospace and commercial applications in the U.S. and internationally.

Limited Liability Company Unit (B)	0.90% int.	04/20/16	488,461	728,000

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% (0.5% PIK) Senior Subordinated Note due 02/01/2020	$3,452,001	*	3,432,872	3,452,001
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	2,140,844
* 05/21/13 and 08/01/14.			4,480,772	5,592,845

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$1,542,140	11/19/15	1,523,725	1,474,339
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	22,981
			1,749,025	1,497,320

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
11% Senior Subordinated Note due 02/17/2022	$3,074,700	08/17/15	3,035,328	2,972,795
Preferred Stock (B)	425 shs.	08/17/15	424,875	249,431
Common Stock (B)	425 shs.	08/17/15	425	—
			3,460,628	3,222,226

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing ("NDT") systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% (3.75% PIK) Senior Subordinated Note due 03/31/2021 (D)	$13,750	07/31/14	13,493	—
Limited Liability Company Unit (B) (F)	92,327 uts.	*	—	—
Limited Liability Company Unit Class C Preferred (B) (F)	158,988 uts.	09/29/17	983,201	—
* 07/31/14 and 10/14/15.			996,694	—

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.

12% (1% PIK) Senior Subordinated Note due 04/11/2023	$3,048,857	10/11/17	$2,994,192	$2,982,845
Preferred Stock Series A (B)	47 shs.	10/11/17	471,481	464,195
Common Stock Class A (B)	1,492 shs.	10/11/17	1,492	—
			3,467,165	3,447,040

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$2,974,612	04/28/17	2,922,526	2,933,006
Limited Liability Company Unit (B)	5,600 uts.	04/28/17	560,000	283,071
			3,482,526	3,216,077

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$44,681	10/12/12	44,635	44,681
13% (1% PIK) Senior Subordinated Note due 09/30/2019	$756,940	10/12/12	743,298	756,940
Common Stock (B)	114,894 shs.	10/12/12	114,894	595,157
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	235,620
			948,313	1,632,398

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	59,996 shs.	06/30/15	1,902,077	—

Cadence, Inc.
A full-service contract manufacturer ("CMO") and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.59% Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$2,036,938	05/14/18	1,996,852	1,994,789

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and "at risk" youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 06/19/2020	$2,393,400	01/19/11	$2,378,429	$2,373,507
14% (2% PIK) Senior Subordinated Note due 06/19/2020	$633,921	08/03/12	630,514	622,122
Common Stock (B)	1,125 shs.	01/19/11	112,500	98,330
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	77,293
			3,209,193	3,171,252

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% (1.5% PIK) Senior Subordinated Note due 04/01/2021	$4,198,775	*	4,151,690	4,182,416
Limited Liability Company Unit (B)	3,759 uts.	07/18/16	384,020	342,781
* 10/01/14 and 07/18/16.			4,535,710	4,525,197

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
7% (5% PIK) Senior Subordinated Note due 01/12/2024	$3,580,663	01/16/18	3,513,991	3,507,614

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
Limited Liability Company Unit (B) (F)	467 uts.	03/04/15	298,900	393,041

CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11% (1% PIK) Term Loan due 05/05/2025	$4,225,917	05/01/18	2,961,109	2,874,896
Preferred Stock Series A (B)	1,538 shs.	06/30/16	77,625	179,401
Common Stock Class A (B)	7,692 shs.	06/30/16	7,692	42,528
			3,046,426	3,096,825

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTM Holding, Inc.
A leading owner and operator of coin-operated children's rides, penny presses and candy kiosks in the U.S.
15% (3% PIK) Senior Subordinated Note due 12/31/2020	$2,712,694	11/22/13	$2,696,572	$2,712,693
14% (2% PIK) Senior Subordinated Note due 06/04/2020	$672,232	05/08/18	651,470	661,126
Common Stock (B)	180 shs.	*	1,028,568	1,298,135
Warrant, exercisable until 2028, to purchase common Stock at $.01 per share (B)	3 shs.	05/08/18	—	21,636
* 11/22/13 and 09/16/16.			4,376,610	4,693,590

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023	$2,882,353	10/07/16	2,836,243	2,819,674
Limited Liability Company Unit (B) (F)	617,647 uts.	10/07/16	617,647	469,412
			3,453,890	3,289,086

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
6.41% Term Loan due 04/30/2024 (LIBOR + 4.750%)	$4,871,000	04/20/18	4,776,335	4,769,277

Dohmen Life Science Services
A provider of drug commercialization services for pharmaceutical and biotech companies, beginning in the late clinical trial phases.
10.40% Second Lien Term Loan due 03/12/2026 (LIBOR + 8.250%)	$3,500,000	03/09/18	3,328,073	3,369,546

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% (2% PIK) Senior Subordinated Note due 11/04/2020	$3,471,862	05/04/12	3,452,810	3,449,628
Preferred Stock (B)	61 shs.	05/04/12	605,841	538,885
Common Stock (B)	61 shs.	05/04/12	67,316	—
			4,125,967	3,988,513

Dunn Paper
A provider of specialty paper for niche product applications.
10.84% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$3,500,000	09/28/16	3,447,451	3,500,000

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.5% (0.5 PIK) Senior Subordinated Note due 06/20/2025	$1,537,507	06/20/18	$1,506,892	$1,536,777
11.5% (0.75% PIK) Senior Subordinated Note due 06/20/2025	$2,692,306	11/21/14	2,663,027	2,691,027
Limited Liability Company Unit (B) (F)	467 uts.	11/19/14	73,447	199,480
			4,243,366	4,427,284

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 01/14/2022	$3,223,328	10/14/16	3,182,857	2,900,995
Limited Liability Company Unit (B) (F)	204 uts.	10/14/16	324,074	88,547
			3,506,931	2,989,542

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,706,575	06/30/17	2,658,657	2,647,339
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	782,709
			3,465,573	3,430,048

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
12% (1% PIK) Senior Subordinated Note due 10/04/2023	$1,727,521	04/04/18	1,694,128	1,710,955
Limited Liability Company Unit (B)	574 uts.	04/04/18	574,468	493,326
			2,268,596	2,204,281

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	228,583
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	—
			226,255	228,583

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	$—	$483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	2,262,104
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	283,599
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	234,417
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	371,265
			630,281	3,634,740

GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout
South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	—
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	—

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
14% (2% PIK) Senior Subordinated Note due 03/27/2019	$3,343,308	03/27/13	3,333,885	3,008,978
Common Stock (B)	2,835 shs.	03/27/13	283,465	18,534
			3,617,350	3,027,512

Glynlyon Holding Companies, Inc.
A technology-enabled curriculum provider of K-12 and support services predominantly to small and medium public school districts.
Common Stock (B)	299 shs.	01/15/16	209,402	424,892

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
Preferred Stock Series A (B)	695 shs.	06/19/15	143,414	177,728
Common Stock (B)	695 shs.	06/19/15	5,976	224,788
			149,390	402,516

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
Common Stock (B)	355 shs.	10/31/14	354,730	559,415

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.09% Term Loan due 12/21/2022 (LIBOR + 6.000%)	$4,975,000	12/19/17	$4,884,243	$4,891,696

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 05/22/2023	$1,455,729	02/05/14	1,411,810	1,455,729
Common Stock (B)	2,093 shs.	*	209,271	240,295
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	91,273
* 02/05/14 and 11/22/17.			1,694,714	1,787,297

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% (1% PIK) Senior Subordinated Note due 06/19/2021	$3,500,000	*	3,458,951	3,475,060
Limited Liability Company Unit Preferred (B)	754 uts.	**	754,061	938,221
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	106,960
* 12/19/14 and 02/21/17.			4,213,012	4,520,241
** 12/19/14 and 04/29/16.

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 07/01/2022	$2,011,572	07/01/16	1,981,702	2,031,687
Common Stock (B)	303 shs.	07/01/16	303,333	437,488
			2,285,035	2,469,175

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 08/14/2020	$2,313,019	02/14/14	2,296,749	2,313,019
12% Senior Subordinated Note due 08/14/2020	$875,000	06/22/15	871,230	874,192
Common Stock (B)	1,666 shs.	02/14/14	1,667	487,965
			3,169,646	3,675,176

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020	$3,334,880	01/17/14	$3,310,581	$3,334,880
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	93,572
			3,513,706	3,428,452

Hollandia Produce LLC
A hydroponic greenhouse producer of branded root vegetables.
14.25% (2.75% PIK) Senior Subordinated Note due 12/11/2020	$2,887,530	*	2,856,170	2,454,401
10% Term Loan due 12/12/2020 (LIBOR + 8.000%)	$223,018	04/06/18	223,018	222,919
10% Term Loan due 12/11/2020 (LIBOR + 8.000%)	$297,815	04/06/18	297,815	297,684
* 12/30/15 and 12/23/16			3,377,003	2,975,004

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 10/01/2019	$2,075,581	08/19/08	2,073,465	2,075,581
Common Stock (B)	474 shs.	08/19/08	474,419	—
Warrant, exercisable until 2018, to purchase common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	—
			2,661,657	2,075,581

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
15% (15% PIK) Senior Subordinated Note due 11/10/2020	$2,555,239	11/10/14	2,534,129	—
Common Stock (B)	4,667 shs.	11/10/14	466,667	—
			3,000,796	—

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
Limited Liability Company Unit (B) (F)	2,493,253 uts.	12/05/12	$557,301	$—
Limited Liability Company Unit Class A-1 (B) (F)	381,717 uts.	10/31/16	381,717	680,067
Limited Liability Company Unit Class A-2 (B) (F)	2,478,261 uts.	10/31/16	—	374,242
			939,018	1,054,309

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	169,683
Common Stock (B)	667 shs.	07/15/08	539,502	679,715
			539,502	849,398

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 04/30/2019 (D)	$1,259,914	01/15/10	1,212,363	1,133,923
15% (2.5% PIK) Senior Subordinated Note due 04/30/2019 (D)	$345,759	10/05/10	343,820	311,183
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	1,445,106

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,736,205	04/17/15	1,727,563	972,275
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,084,221	972,275

Merex Holding Corporation
A provider of after-market spare parts and components, as well as maintenance, repair and overhaul services for "out of production" or "legacy" aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

16% Senior Subordinated Note due 10/30/2019 (D)	$1,362,886	09/22/11	1,347,188	681,443
15% PIK Senior Subordinated Note due 04/30/2022 (D)	$71,517	08/18/15	71,517	—
14% PIK Senior Subordinated Note due 06/30/2019	$199,180	*	199,180	198,069
Common Stock Class A (B)	249,235 shs.	**	512,114	—
* 10/21/16, 01/27/17 and 10/13/17.			2,129,999	879,512
** 08/18/15, 10/20/16 and 01/27/17.

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% (1% PIK) Senior Subordinated Note due 09/30/2021	$2,279,241	09/30/14	$2,254,228	$2,279,241
12% Senior Subordinated Note due 09/30/2021	$612,330	02/28/18	601,065	627,531
Common Stock Class B (B)	526,019 shs.	*	495,405	393,438
* 09/30/14 and 02/28/18.			3,350,698	3,300,210

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$2,297,872	03/09/18	2,254,412	2,281,775
Limited Liability Company Unit (B) (F)	456 uts.	03/09/18	459,574	195,449
			2,713,986	2,477,224

Midwest Industrial Rubber, Inc.
A supplier of industrial maintenance, repair, and operations ("MRO") products, specializing in the fabrication and distribution of lightweight conveyor belting and related conveyor components and accessories.

12% (1% PIK) Senior Subordinated Note due 12/02/2022	$3,202,477	12/02/16	3,151,796	3,188,394
Preferred Stock (B)	3,472 shs.	12/02/16	347,191	316,430
Common Stock (B)	491 shs.	12/02/16	491	—
			3,499,478	3,504,824

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% (2% PIK) Senior Subordinated Note due 05/02/2020	$3,238,930	11/02/12	3,221,552	3,238,930
Common Stock (B)	107 shs.	11/02/12	107,143	231,478
			3,328,695	3,470,408

Money Mailer Equity LLC
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
12% (1% PIK) Senior Subordinated Note due 10/29/2021	$3,573,746	04/29/16	3,525,842	3,295,833

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% (1.75% PIK) Senior Subordinated Note due 08/15/2020	$860,073	11/30/10	855,851	840,730
Limited Liability Company Unit Class B-1 (B) (F)	225,000 uts.	11/30/10	—	137,424
Limited Liability Company Unit Class B-2 (B) (F)	20,403 uts.	11/30/10	—	12,462
			855,851	990,616

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

New Mountain Learning, LLC
A leading provider of blended learning solutions to the K-12 and post-secondary school market.
7.83% Term Loan due 03/16/2024 (LIBOR + 5.500%)	$4,498,014	03/15/18	$3,474,517	$3,471,781

NSi Industries Holdings, Inc.
A manufacturer and distributer of electrical components and accessories to small to mid-sized electrical wholesalers.
12.75% (1.75% PIK) Senior Subordinated Note due 05/17/2023	$3,099,913	06/30/16	3,051,745	3,083,266
Common Stock (B)	420 shs.	05/17/16	420,000	496,784
			3,471,745	3,580,050

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, "free from" healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$3,602,879	02/17/17	3,553,061	3,571,726
Common Stock Class B (B)	772,121 shs.	*	772,121	1,174,466
* 01/29/16 and 02/17/17.			4,325,182	4,746,192

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.

11.25% Term Loan due 11/16/2022	$723,347	11/14/17	705,092	704,707
8.34% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$4,295,486	11/14/17	3,922,753	3,930,072
			4,627,845	4,634,779

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.90% int.	*	420,814	46,119

* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (1% PIK) Senior Subordinated Note due 01/31/2020	$2,302,171	07/31/14	2,285,445	1,726,628
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	—
* 09/28/17 and 2/15/18.			2,636,252	1,726,628

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
Limited Liability Company Unit Preferred (B) (F)	2,332 uts.	05/29/15	$233,200	$241,696
Limited Liability Company Unit Common (B) (F)	2,332 uts.	05/29/15	—	290,568
			233,200	532,264

PPC Event Services
A special event equipment rental business.
14% (2% PIK) Senior Subordinated Note due 05/20/2020	$2,439,531	11/20/14	2,420,080	2,439,531
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	597,062
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	60,474
			2,856,147	3,097,067

Randy's Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
Common Stock (B)	240 shs.	05/12/15	240,388	645,393

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
10.5% (0.5% PIK) Senior Subordinated Note due 02/28/2023	$2,913,540	11/13/17	2,913,540	2,856,727
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	595,745	742,379
			3,509,285	3,599,106

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	421,569
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	172,215
			249,179	593,784

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	848,150
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	157 shs.	*	127,437	214,865
* 08/31/07 and 03/06/08.			620,933	1,063,015

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% (2% PIK) Senior Subordinated Note due 10/18/2019 (D)	$1,477,388	10/18/13	$1,452,295	$—
Common Stock (B)	1,681 shs.	10/18/13	168,100	—
			1,620,395	—

Software Paradigms International Group, LLC
An outsourced IT services provider focused on the retail industry.
12.5% (1.5% PIK) Senior Subordinated Note due 11/23/2021	$3,500,000	05/23/16	3,451,226	3,482,816

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022	$1,760,454	03/27/17	1,742,905	1,743,997
Limited Liability Company Unit Class A (B) (F)	29 uts.	03/27/17	1,717,802	1,733,587
			3,460,707	3,477,584

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	494,955
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	82,643
			377,922	577,598

Strategic Insight, Inc.
A provider of largely proprietary date, market research, and business intelligence to the global asset management industry.
10.94% Second Lien Term Loan due 12/21/2024
(LIBOR + 9.250%)	$3,500,000	12/28/17	3,426,935	3,431,796

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 01/31/2019 (D)	$4,285,410	*	4,075,756	3,642,598
Common Stock (B)	115 shs.	12/14/10	114,504	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	—
* 12/14/10, 08/17/12 and 03/31/16.			4,302,007	3,642,598

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 07/31/2021	$2,755,147	07/31/15	$2,705,818	$1,818,397
Common Stock (B)	139 shs.	*	213,007	—
* 7/31/15 and 11/08/17.			2,918,825	1,818,397

Team Drive-Away Holdings LLC
An asset-light provider of over the road driveaway services for class 8 trucks and specialized equipment.
Limited Liability Company Unit (B)	194,400 uts.	10/15/15	194,400	375,192

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$2,778,997	11/30/17	2,778,997	2,720,613
Limited Liability Company Unit	729,167 uts.	11/30/17	695,639	581,185
			3,474,636	3,301,798

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
15% (7.5% PIK) Senior Subordinated Note due 12/05/2020	$87,360	12/05/13	171,748	87,360
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	42,961
			171,748	130,321

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.83% Unitranche Term Loan due 04/30/2024 (LIBOR + 5.500%)	$5,000,000	05/14/18	4,888,908	4,883,399

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 07/31/2020	$2,372,613	01/23/15	2,351,182	2,288,356

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
10.83% Second Lien Term Loan due 02/14/2023 (LIBOR + 8.500%)	$3,500,000	03/05/18	2,732,952	2,731,913

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
8.33% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$4,179,000	12/07/17	$4,141,070	$4,152,884

Veritext Corporation
A provider of stenographic staffing and other services used during the legal deposition process.
11.33% Second Lien Term Loan due 01/29/2023 (LIBOR + 9.000%)	$4,083,333	*	4,028,522	4,044,217

* 01/21/16 and 02/23/17.

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.83% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$500,000	05/17/18	3,136,475	3,129,408

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
10% Senior Subordinated Note due 09/30/2019 (D)	$3,359,243	11/30/06	2,313,735	3,359,243
Common Stock (B)	191 shs.	11/30/06	191,250	2,581
Warrant, exercisable until 2019, to purchase common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	1,288
			2,591,478	3,363,112

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 02/03/2021	$773,353	08/03/15	765,321	753,372
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	598,962
			1,516,533	1,352,334

Whitebridge Pet Brands Holdings, LLC
A portfolio of natural treats and foods for dogs and cats.
11.5% (0.5% PIK) Senior Subordinated Note due 08/18/2021	$3,023,180	04/18/17	2,988,374	2,987,311
Limited Liability Company Unit Class A (B) (F)	250 uts.	04/18/17	300,485	281,928
Limited Liability Company Unit Class B (B) (F)	250 uts.	04/18/17	—	11,701
			3,288,859	3,280,940

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
12.5% (1.5% PIK) Senior Subordinated Note due 07/22/2021	$3,300,290	01/22/16	$3,259,507	$3,320,250
Common Stock (B)	318 shs.	01/22/16	318,182	397,021
			3,577,689	3,717,271

Worldwide Express Operations, LLC
A third party logistics company providing parcel, less than truck load and truck load services focused on the small and medium business market through both company owned and franchise locations.
10.72% Second Lien Term Loan due 02/03/2025 (LIBOR + 8.750%)	$3,500,000	02/13/17	3,456,569	3,489,043

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% (2.5% PIK) Senior Subordinated Note due 06/12/2020	$3,010,503	11/03/11	3,006,646	3,004,971
Common Stock (B)	4,500 shs.	11/03/11	450,000	379,595
			3,456,646	3,384,566

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
14.5% (1.5% PIK) Senior Subordinated Note due 03/04/2021 (D)	$3,950,121	03/04/15	3,144,099	3,556,707
Common Stock (B)	4,151 shs.	*	406,617	—
* 03/04/15 and 02/07/18.			3,550,716	3,556,707

Total Private Placement Investments (E)			$239,201,079	$231,884,161

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 16.53%:

Bonds - 16.37%
Alliance Resource Partners, L.P.	7.500%	05/01/25	$1,000,000	$1,039,091	$1,065,000
Altice Financing S.A.	7.500	05/15/26	1,000,000	1,054,837	967,200
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	967,500
American Airlines Group Inc.	5.500	10/01/19	870,000	881,221	878,700
Amsted Industries	5.375	09/15/24	520,000	520,000	516,100
AmWINS Group Inc.	7.750	07/01/26	384,000	384,000	389,760
Apex Tool Group LLC / BC Mountain Finance Inc.	9.000	02/15/23	933,000	933,000	902,677
Avantor Inc.	9.000	10/01/25	1,200,000	1,198,347	1,209,240
Balboa Merger Sub, Inc.	11.375	12/01/21	1,000,000	1,080,116	1,080,000
Boyne USA, Inc.	7.250	05/01/25	333,000	333,000	347,152
Carlson Travel, Inc.	9.500	12/15/24	1,342,000	1,257,357	1,214,510
Cimpress N.V.	7.000	06/15/26	1,000,000	1,000,000	1,021,250
CITGO Holding, Inc.	10.750	02/15/20	1,000,000	1,010,201	1,063,750
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	920,653
Consol Energy Inc.	11.000	11/15/25	1,000,000	1,000,000	1,100,000
CVR Partners, LP.	9.250	06/15/23	1,000,000	980,704	1,030,000
Eagle Holding Co II LLC	7.625	05/15/22	208,000	208,000	210,122
EnVen Energy Ventures, LLC	11.000	02/15/23	1,000,000	1,000,000	1,052,500
EP Energy Corporation	8.000	11/29/24	500,000	500,000	505,000
EP Energy LLC / Everest Acquisition Finance Inc.	9.375	05/01/24	819,000	495,843	671,580
First Quantum Minerals Ltd.	7.500	04/01/25	1,000,000	968,139	986,900
Flex Acquisition Company, Inc.	7.875	07/15/26	793,000	793,000	789,907
Gates Global LLC	6.000	07/15/22	477,000	397,901	482,962
Hertz Corporation	7.625	06/01/22	1,000,000	1,000,000	960,000
IAMGOLD Corporation	7.000	04/15/25	1,000,000	1,000,000	1,019,700
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	766,172	763,125
JBS USA Lux S.A.	6.750	02/15/28	990,000	990,000	935,253
JDA Escrow LLC	7.375	10/15/24	179,000	179,000	184,316
Jupiter Resources Inc.	8.500	10/01/22	1,375,000	1,127,183	563,750
KCA Deutag UK Finance PLC	9.625	04/01/23	414,000	414,000	419,692
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,032,372	972,500
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,339,592	1,328,150
Mattel, Inc.	6.750	12/31/25	1,000,000	969,091	973,750
New Enterprise Stone & Lime Co., Inc.	6.250	03/15/26	1,000,000	1,017,268	1,010,000
New Gold Inc.	6.250	11/15/22	1,000,000	1,003,987	1,010,000
New Gold Inc.	6.375	05/15/25	231,000	231,000	227,535
Onex Corporation	8.500	10/01/22	1,352,000	1,298,908	1,240,609
OPE KAG Finance Sub	7.875	07/31/23	1,750,000	1,802,552	1,785,000
Ortho-Clinical Diagnostics, Inc.	6.625	05/15/22	1,261,000	1,244,886	1,232,627

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Peabody Energy Corporation	6.615%	03/31/25	$1,000,000	$986,856	$1,032,500
Pinnacle Operating Corporation	9.000	05/15/23	756,588	911,568	711,193
Prime Security Services Borrower	9.250	05/15/23	1,014,000	1,015,349	1,079,606
PSPC Escrow Corp	6.500	02/01/22	299,000	266,597	304,233
Suncoke Energy	7.500	06/15/25	1,000,000	986,084	1,017,500
Teine Energy Ltd.	6.875	09/30/22	1,300,000	1,307,225	1,313,000
Tempo Acquisition LLC	6.750	06/01/25	216,000	216,000	207,360
Topaz Marine S.A.	9.125	07/26/22	1,000,000	1,000,000	1,006,320
Tullow Oil Plc	6.250	04/15/22	1,225,000	1,078,924	1,188,250
USIS Merger Sub Inc.	6.875	05/01/25	1,000,000	1,000,000	995,000
Valeant Pharmaceuticals International, Inc.	9.250	04/01/26	1,000,000	1,000,000	1,038,750
Veritas US Inc / Veritas Bermuda Ltd.	10.500	02/01/24	1,000,000	1,046,960	820,000
VFH Parent LLC / Orchestra Co-Issuer Inc.	6.750	06/15/22	174,000	174,000	179,657
Vine Oil & Gas LP	8.750	04/15/23	1,000,000	991,019	925,000
VistaJet Malta Finance P.L.C.	7.750	06/01/20	786,000	726,906	778,140
Warrior Met Coal, Inc.	8.000	11/01/24	433,000	433,000	447,073
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	1,016,250
West Street Merger Sub Inc.	6.375	09/01/25	1,110,000	1,109,585	1,060,050
Zekelman Industries, Inc.	9.875	06/15/23	230,000	230,000	251,850

Total Bonds				49,855,841	49,370,202

Preferred Stock - 0.16%
Pinnacle Operating Corporation (B)			519,298	339,854	477,754

Total Preferred Stock				339,854	477,754

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				50,195,695	49,847,956

Total Corporate Restricted Securities				$289,396,774	$281,732,117

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Public Securities - 12.35%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 5.46%
Almonde, Inc.	7.250%	9.557%	06/13/25	$940,734.00	$957,173	$904,572
Big River Steel LLC	5.000	7.334	08/23/23	237,803	235,756	240,628
BMC Software Finance, Inc.	4.250	6.586	06/26/25	1,000,000	990,000	993,750
Caelus Energy Alaska, LLC	7.500	9.826	04/15/20	500,000	498,439	457,500
Coronado Coal, LLC	6.500	8.834	03/14/25	522,896	507,311	526,164
Coronado Coal, LLC	6.500	8.834	03/21/25	142,965	138,704	143,859
Cyanco Intermediate Corporation	7.500	9.837	02/15/26	936,250	927,203	908,163
Edelman Financial Services	6.750	9.086	06/08/26	258,914	257,619	260,371
Fieldwood Energy LLC	5.250	7.344	04/01/22	344,430	306,236	344,603
Fieldwood Energy LLC	7.250	9.344	04/01/22	1,455,992	730,647	1,406,240
Focus Financial Partners, LLC	7.500	9.594	05/22/25	800,000	818,000	804,000
Gulf Finance LLC	5.250	7.590	08/25/23	504,271	500,607	434,092
ION Trading Technologies S.a.r.l	4.000	6.336	11/21/24	567,094	552,917	561,423
K&N Engineering, Inc.	8.750	11.084	10/21/24	991,283	975,580	961,545
Kronos Incorporated	8.250	10.608	11/01/24	409,457	406,190	420,717
Murray Energy Corporation	7.250	9.344	04/16/20	583,733	519,840	548,989
OCI Beaumont LLC	4.250	6.337	02/14/25	251,456	251,154	253,186
PowerSchool	7.000	9.336	05/29/26	1,000,000	990,000	1,000,000
Prospect Medical Holdings, Inc.	5.500	7.500	02/13/24	527,351	517,398	526,033
PS Logistics LLC	5.250	7.297	03/01/25	1,000,000	1,009,705	1,005,000
Seadrill Partners Finco, LLC	6.000	8.334	02/21/21	974,490	651,858	871,223
Serta Simmons Bedding, LLC	8.000	10.331	11/08/24	1,000,000	971,019	668,750
STS Operating, Inc.	8.000	10.094	04/25/26	1,000,000	1,010,000	1,005,000
Summit Midstream Holdings, LLC	6.000	8.094	05/13/22	256,845	254,912	259,575
Wastequip, LLC	7.750	9.838	02/27/26	1,000,000	980,657	970,000

Total Bank Loans					15,958,925	16,475,383

Bonds - 6.57%
A. Schulman Inc.		6.875	06/01/23	1,000,000	1,009,727	1,053,000
AMC Entertainment Holdings, Inc.		6.125	05/15/27	1,000,000	974,276	970,000
Anchorage Capital Group, L.L.C.		9.598	01/15/29	700,000	724,062	713,824
Beazer Homes USA Inc.		6.750	03/15/25	598,000	598,000	571,090
Beazer Homes USA Inc.		8.750	03/15/22	320,000	320,000	340,000
Clear Channel Worldwide Holdings, Inc.		7.625	03/15/20	1,000,000	998,251	994,040
Clearwater Paper Corporation		4.500	02/01/23	734,000	730,153	686,290
CVR Refining LLC		6.500	11/01/22	650,000	637,400	663,000
EnPro Industries Inc.		5.875	09/15/22	250,000	251,980	255,000
Ferrellgas Partners, L.P.		6.750	01/15/22	1,000,000	1,004,440	905,000
Ferrellgas Partners, L.P.		8.625	06/15/20	1,048,000	1,048,433	1,008,700
Genesis Energy, L.P.		5.625	06/15/24	1,000,000	943,726	935,000

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Corporate Public Securities: (A) (Continued)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Hughes Satellite Systems Corporation		6.625%	08/01/26	$1,250,000	$1,235,243	$1,156,250
M/I Homes, Inc.		5.625	08/01/25	1,000,000	950,577	935,000
NRG Energy, Inc.		7.250	05/15/26	500,000	502,790	532,500
NRG Energy, Inc.		6.625	01/15/27	1,000,000	958,137	1,027,500
Oasis Petroleum Inc.		6.875	03/15/22	947,000	947,000	963,298
PBF Holding Company LLC		7.250	06/15/25	500,000	517,202	525,625
PBF Holding Company LLC		7.000	11/15/23	65,000	65,000	67,275
SM Energy Company		6.750	09/15/26	1,500,000	1,489,203	1,503,750
Sonic Automotive, Inc.		6.125	03/15/27	352,000	352,000	332,640
Sprint Corporation		7.125	06/15/24	315,000	315,000	318,021
Suburban Propane Partners, L.P.		5.750	03/01/25	1,000,000	1,000,000	959,375
Teva Pharmaceutical Industries Ltd.		6.000	04/15/24	365,000	365,000	364,499
TransDigm Group, Inc.		6.375	06/15/26	1,000,000	979,816	992,500
William Lyon Homes		7.000	08/15/22	1,000,000	1,000,000	1,018,750

Total Bonds					19,917,416	19,791,927

Common Stock - 0.32%
Chase Packaging Corporation (B)				9,541	—	763
Fieldwood Energy LLC				19,599	474,575	961,586

Total Common Stock					474,575	962,349

Total Corporate Public Securities					$36,350,916	$37,229,659

Total Investments		105.79%			$325,747,690	$318,961,776

Other Assets		5.41				16,310,133
Liabilities		(11.20)				(33,763,197)

Total Net Assets		100.00%				$301,508,712

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of June 30, 2018, the value of these securities amounted to $231,884,161 or 76.91% of net assets.
(F)	Held in CI Subsidiary Trust.
PIK - Payment-in-kind

See Notes to Consolidated Financial Statements

 Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 4.41%
API Technologies Corp.	$728,000
BEI Precision Systems & Space Company, Inc.	3,216,077
Merex Holding Corporation	879,512
Sunvair Aerospace Group Inc.	1,818,397
TransDigm Group, Inc.	992,500
Trident Maritime Systems	4,883,399
VistaJet Malta Finance P.L.C.	778,140
13,296,025

AIRLINES - 0.29%
American Airlines Group Inc.	878,700

AUTOMOTIVE - 4.58%
Aurora Parts & Accessories LLC	3,222,226
DPL Holding Corporation	3,988,513
English Color & Supply LLC	3,430,048
Gates Global LLC	482,962
Grakon Parent	559,415
K&N Engineering, Inc.	961,545
Power Stop Holdings LLC	532,264
Randy's Worldwide Automotive	645,393
13,822,366

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.06%
VFH Parent LLC / Orchestra Co-Issuer Inc.	179,657

BUILDING MATERIALS - 7.99%
ARI Holding Corporation	5,592,845
Happy Floors Acquisition, Inc.	2,469,175
New Enterprise Stone & Lime Co., Inc.	1,010,000
NSi Industries Holdings, Inc.	3,580,050
Signature Systems Holdings Company	593,784
Sunrise Windows Holding Company	3,642,598
Torrent Group Holdings, Inc.	130,321
Wellborn Forest Holding Company	3,363,112
Wolf-Gordon, Inc.	3,717,271
24,099,156

CABLE & SATELLITE - 1.03%
Altice Financing S.A.	967,200
Altice S.A.	967,500
Hughes Satellite Systems Corporation	1,156,250
3,090,950

Fair Value/ Market Value

CHEMICALS - 2.61%
A. Schulman Inc.	$1,053,000
Compass Chemical International LLC	393,041
CVR Partners, LP.	1,030,000
Cyanco Intermediate Corporation	908,163
LBC Tank Terminals Holding Netherlands B.V.	1,328,150
OCI Beaumont LLC	253,186
Pinnacle Operating Corporation	1,188,947
Polytex Holdings LLC	1,726,628
7,881,115

CONSUMER CYCLICAL SERVICES - 3.99%
Carlson Travel, Inc.	1,214,510
CHG Alternative Education Holding Company	3,171,252
MeTEOR Education LLC	2,477,224
PPC Event Services	3,097,067
Prime Security Services Borrower	1,079,606
PS Logistics LLC	1,005,000
12,044,659

CONSUMER PRODUCTS - 11.00%
AMS Holding LLC	494,447
Apex Tool Group LLC / BC Mountain Finance Inc.	902,677
Blue Wave Products, Inc.	1,632,398
Elite Sportswear Holding, LLC	2,989,542
gloProfessional Holdings, Inc.	3,027,512
GTI Holding Company	1,787,297
Handi Quilter Holding Company	4,520,241
HHI Group, LLC	3,428,452
Manhattan Beachwear Holding Company	1,445,106
Master Cutlery LLC	972,275
Mattel, Inc.	973,750
New Mountain Learning, LLC	3,471,781
Serta Simmons Bedding, LLC	668,750
Whitebridge Pet Brands Holdings, LLC	3,280,940
York Wall Holding Company	3,556,707
33,151,875

DIVERSIFIED MANUFACTURING - 6.09%
ABC Industries, Inc.	905,172
Advanced Manufacturing Enterprises LLC	13,470
Amsted Industries	516,100

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

EnPro Industries Inc.	$255,000
F G I Equity LLC	3,634,740
K P I Holdings, Inc.	849,398
Motion Controls Holdings	990,616
Reelcraft Industries, Inc.	3,599,106
SR Smith LLC	3,477,584
Strahman Holdings Inc.	577,598
Therma-Stor Holdings LLC	3,301,798
Zekelman Industries, Inc.	251,850
18,372,432

ELECTRIC - 1.83%
AM Conservation Holding Corp.	3,970,129
NRG Energy, Inc.	1,560,000
5,530,129

ENERGY - 0.15%
Caelus Energy Alaska, LLC	457,500

FINANCIAL OTHER - 3.68%
AmWINS Group Inc.	389,760
Anchorage Capital Group, L.L.C.	713,824
Edelman Financial Services	260,371
Focus Financial Partners, LLC	804,000
Onex Corporation	1,240,609
PSPC Escrow Corp	304,233
Strategic Insight Inc.	3,431,796
Tempo Acquisition LLC	207,360
USIS Merger Sub Inc.	995,000
U.S. Retirement and Benefit Partners, Inc.	2,731,913
11,078,866

FOOD & BEVERAGE - 7.22%
Del Real LLC	3,289,086
F F C Holding Corporation	228,583
Hollandia Produce LLC	2,975,004
Hospitality Mints Holding Company	2,075,581
Impact Confections	—
JBS USA Holdings, Inc.	763,125
JBS USA Lux S.A.	935,253
JMH Investors LLC	1,054,309
KeHE Distributors, LLC	972,500
PANOS Brands LLC	4,746,192
Fair Value/ Market Value

Westminster Acquisition LLC	$1,352,334
WP Supply Holding Corporation	3,384,566
21,776,533

GAMING - 1.56%
CTM Holding, Inc.	4,693,590

HEALTHCARE - 5.68%
Avantor Inc.	1,209,240
Cadence, Inc.	1,994,789
CORA Health Services, Inc.	3,096,825
Dohmen Life Science Services	3,369,546
Eagle Holding Co II LLC	210,122
ECG Consulting Group	4,427,284
GD Dental Services LLC	—
Ortho-Clinical Diagnostics, Inc.	1,232,627
Prospect Medical Holdings, Inc.	526,033
TherOX, Inc.	—
Touchstone Health Partnership	—
West Street Merger Sub Inc.	1,060,050
17,126,516

HOME CONSTRUCTION - 0.95%
Beazer Homes USA Inc.	911,090
M/I Homes, Inc.	935,000
William Lyon Homes	1,018,750
2,864,840

INDEPENDENT - 2.45%
EP Energy Corporation	505,000
Fieldwood Energy LLC	2,712,429
Jupiter Resources Inc.	563,750
SM Energy Company	1,503,750
Tullow Oil Plc	1,188,250
Vine Oil & Gas LP	925,000
7,398,179

INDUSTRIAL OTHER - 5.01%
AFC - Dell Holding Corporation	2,686,053
E.S.P. Associates, P.A.	2,204,281
Hartland Controls Holding Corporation	3,675,176
Midwest Industrial Rubber, Inc.	3,504,824
Smart Source Holdings LLC	1,063,015
SMB Machinery Holdings, Inc.	—

See Notes to Consolidated Financial Statements

Barings Corporate Investors
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

STS Operating, Inc.	$1,005,000
Wastequip, LLC	970,000
15,108,349

MEDIA & ENTERTAINMENT - 3.91%
AMC Entertainment Holdings, Inc.	970,000
BlueSpire Holding, Inc.	—
Boyne USA, Inc.	347,152
Cimpress N.V.	1,021,250
Clear Channel Worldwide Holdings, Inc.	994,040
Discovery Education, Inc.	4,769,277
GlynnDevins Acquisition Corporation	402,516
HOP Entertainment LLC	—
Money Mailer Equity LLC	3,295,833
11,800,068

METALS & MINING - 3.11%
Alliance Resource Partners, L.P.	1,065,000
Big River Steel LLC	240,628
Consol Energy Inc.	1,100,000
Coronado Coal, LLC	670,023
First Quantum Minerals Ltd.	986,900
IAMGOLD Corporation	1,019,700
Murray Energy Corporation	548,989
New Gold Inc.	1,237,535
Peabody Energy Corporation	1,032,500
Suncoke Energy	1,017,500
Warrior Met Coal, Inc.	447,073
9,365,848

MIDSTREAM - 1.57%
CVR Refining LLC	663,000
Ferrellgas Partners, L.P.	1,913,700
Genesis Energy, L.P.	935,000
Suburban Propane Partners, L.P.	959,375
Summit Midstream Holdings, LLC	259,575
4,730,650

OIL FIELD SERVICES - 2.25%
Avantech Testing Services LLC	—
EnVen Energy Ventures, LLC	1,052,500
EP Energy LLC / Everest Acquisition Finance Inc.	671,580
Fair Value/ Market Value

Gulf Finance LLC	$434,092
KCA Deutag UK Finance PLC	419,692
Oasis Petroleum Inc.	963,298
Petroplex Inv Holdings LLC	46,119
Seadrill Partners Finco, LLC	871,223
Teine Energy Ltd.	1,313,000
Topaz Marine S.A.	1,006,320
6,777,824

PACKAGING - 0.76%
ASC Holdings, Inc.	1,497,320
Chase Packaging Corporation	763
Flex Acquisition Company, Inc.	789,907
2,287,990

PAPER - 1.39%
Clearwater Paper Corporation	686,290
Dunn Paper	3,500,000
4,186,290

PHARMACEUTICALS - 1.97%
Clarion Brands Holding Corp.	4,525,197
Teva Pharmaceutical Industries Ltd.	364,499
Valeant Pharmaceuticals International, Inc.	1,038,750
5,928,446

REFINING - 2.71%
CITGO Holding, Inc.	1,063,750
CITGO Petroleum Corporation	920,653
MES Partners, Inc.	3,300,210
PBF Holding Company LLC	592,900
Tristar Global Energy Solutions, Inc.	2,288,356
8,165,869

RETAILERS - 0.11%
Sonic Automotive, Inc.	332,640

TECHNOLOGY - 11.06%
1A Smart Start, Inc.	3,440,676
Almonde, Inc.	904,572
Balboa Merger Sub, Inc.	1,080,000
BCC Software, Inc.	3,447,040
ION Trading Technologies S.a.r.l	561,423
BMC Software Finance, Inc.	993,750
Clubessential LLC	3,507,614

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2018
(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Glynlyon Holding Companies, Inc.	$424,892
GraphPad Software, Inc.	4,891,696
JDA Escrow LLC	184,316
Kronos Incorporated	420,717
Powerschool	1,000,000
Software Paradigms International Group, LLC	3,482,816
Velocity Technology Solutions, Inc.	4,152,884
Veritas US Inc / Veritas Bermuda Ltd.	820,000
Veritext Corporation	4,044,217
33,356,613

TRANSPORTATION SERVICES - 6.26%
Hertz Corporation	960,000
MNX Holding Company	3,470,408
OPE KAG Finance Sub	1,785,000
Pegasus Transtech Corporation	4,634,779
Team Drive-Away Holdings LLC	375,192
VP Holding Company	3,129,408
Watco Companies, L.L.C.	1,016,250
Worldwide Express Operations, LLC	3,489,043
18,860,080

WIRELESS - 0.11%
Sprint Corporation	318,021

Total Investments - 105.79%
(Cost - $325,747,690)	$318,961,776

See Notes to Consolidated Financial Statements

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.	History
Barings Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC ("Barings"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("CI Subsidiary Trust") for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value

The determination of the fair value of the Trust's investments is the responsibility of the Trust's Board of Trustees (the "Trustees"). The Trustees have adopted procedures for the valuation of the Trust's securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $231,884,161 (76.91% of net assets) as of June 30, 2018 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2018, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust's investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust's valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors' pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Barings continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes' fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC's

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company's outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company's enterprise value, the company's trailing twelve months earnings before interest, taxes, depreciation and amortization ("EBITDA") is multiplied by a valuation multiple.

Both the company's EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company's EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

 Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2018.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted
Bank Loans	$7,865,740	Broker Quote	Single Broker	97.0% to 100.0%	98.9%

	$55,830,702	Discounted Cash Flows	Discount Rate	5.3% to 12.8%	7.7%

Corporate Bonds	$115,115,498	Discounted Cash Flows	Discount Rate	9.6% to 19.4%	12.7%

	$24,174,006	Market Approach	Valuation Multiple	3.8x to 9.4x	6.7x

			EBITDA	$0 million to $15.9 million	$6.2 million

Equity Securities	$33,263,955	Market Approach	Valuation Multiple	3.8x to 14.1x	8.9x

			EBITDA	$0 million to $222.3 million	$40.7 million

	$477,754	Broker Quote	Single Quote	$0.92/share	$0.92/share

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust's financial instruments are categorized as of June 30, 2018.

The fair values of the Trust's investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2018 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$188,659,706	$—	$49,370,202	$139,289,504
Bank Loans	59,330,702	—	—	59,330,702
Common Stock - U.S.	10,535,585	—	—	10,535,585
Preferred Stock	3,773,610	—	—	3,773,610
Partnerships and LLCs	19,432,514	—	—	19,432,514
Public Securities
Bank Loans	16,475,383	—	12,109,643	4,365,740
Corporate Bonds	19,791,927	—	19,791,927	—
Common Stock - U.S.	962,349	—	962,349	—

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Assets:	Total	Level 1	Level 2	Level 3
Preferred Stock	—	—	—	—
Short-term Securities	—	—	—	—
Total	$318,961,776	$—	$82,234,121	$236,727,655
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2017	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 6/30/2018
Restricted Securities
Corporate Bonds	$143,493,307	$(2,505,546)	$10,089,907	(2,602,414)	$(9,185,750)	$—	$—	$139,289,504
Bank Loans	35,347,235	78,349	27,821,138	—	(3,916,020)	—	—	59,330,702
Common Stock - U.S.	14,807,298	204,905	1,945,044	(6,421,662)	—	—	—	10,535,585
Preferred Stock	5,665,670	(1,546,632)	(276,899)	(68,529)	—	—	—	3,773,610
Partnerships and LLCs	31,383,007	(3,423,271)	1,055,402	(9,582,624)	—	—	—	19,432,514
Public Securities
Bank Loans	2,022,792	5,370	5,133,324	(406,799)	(101,598)	691,877	(2,979,226)	4,365,740
Preferred Stock	—	—	—	—	—	—	—	—
Total	$232,719,309	$(7,186,825)	$45,767,916	$(19,082,028)	$(13,203,368)	$691,877	$(2,979,226)	$236,727,655

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$673,439	—
Net realized gain on investments before taxes	$7,737,307	—
Net change in unrealized depreciation of investments before taxes	$(15,485,448)	(5,040,868)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2018, the CI Subsidiary Trust has incurred income tax expense of $690,022.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2018, the CI Subsidiary Trust has a deferred tax liability of $896,189.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract
A. Services:

Under an Investment Services Contract (the "Contract") with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust's net assets as of such day.

C. Basis for Board Renewal of Contract:

At a meeting of the Trustees held on April 25, 2018, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Barings) unanimously approved a one year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and "fallout" benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees' conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services to be Provided by Barings to the Trust

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings' ability to find and negotiate private placement securities having equity features that are consistent with the stated investment

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

objectives of the Trust; (iii) the experience and quality of Barings' staff; (iv) the strength of Barings' financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Barings as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the Contract.

Investment Performance

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments, and because business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Costs of Services Provided and Profitability/ Manager's "Fallout" Benefits

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Participation Investors, which is also advised by Barings. Under the terms of its Investment Advisory and Administrative Services Contract, Barings
Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to Tower Square Capital Partners, L.P., and Tower Square Capital Partners II, III and IV, L.P., each a private mezzanine fund also managed by Barings, and that the fee Barings Participation Investors charged compares favorably to the Trust's advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings' advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings' historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, close to the value of the Trust's current net assets. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.

4.	Senior Secured Indebtedness
MassMutual holds the Trust's $30,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2018, the Trust incurred total interest expense on the Note of $529,500.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make

Barings Corporate Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the six months ended 06/30/2018
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$51,129,593	$47,643,632
Corporate public securities	12,139,556	22,230,819

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2018. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2018 is $6,785,914 and consists of $17,436,681 appreciation and $24,222,595 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $896,189 on net unrealized losses on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations

	March 31, 2018

	Amount	Per Share
Investment income	$7,604,497
Net investment income	6,173,533	$0.31
Net realized and unrealized loss on investments (net of taxes)	(5,455,121)	(0.27)

	June 30, 2018

	Amount	Per Share
Investment income	$7,739,860
Net investment income	6,319,243	$0.32
Net realized and unrealized loss on investments (net of taxes)	(4,147,255)	(0.21)

7.	Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust's policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

8.	Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements. At June 30, 2018, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
VP Holding Company	$1,764,706
CORA Health Services, Inc.	$1,264,808
New Mountain Learning, LLC	$937,014
U.S. Retirement & Benefit Partners	$700,000
Pegasus Transtech Corporation	$277,778
Dohmen Life Science Services	$95,455
Polytex Holdings LLC	$28,962

9.	Results of Shareholder Meeting
The Annual Meeting of Shareholders was held on Wednesday, April 25, 2018. The shareholders were asked to vote to re-elect as Trustees Edward P. Grace, III and Clifford M. Noreen each for a three-year term. The shareholders approved the proposal. The Trust's other Trustees, Michael H. Brown, Barbara M. Ginader, Robert E. Joyal, Susan B. Sweeney and Maleyne M. Syracuse continued to serve their respective terms following the April 25, 2018 Annual Shareholder Meeting. The results of the voting are set forth below.

Shares for	Withheld	Total	% of Shares Voted for
Edward P. Grace, III 16,349,206	361,210	16,710,416	97.839%

Clifford M. Noreen 16,434,180	276,237	16,710,416	98.347%

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS ADVISERS (JAPAN) KK; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, "BARINGS").

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;

•	Consumer or other reporting agencies, government agencies, employers or others;

•	Your transactions with us, our affiliates, or others; and

•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an "opt-in" or "opt-out" from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

January 2017

Members of the Board of
Trustees

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Clifford M. Noreen
Chairman

Robert M. Shettle
President

James M. Roy
Vice President & Chief Financial
 Officer

Janice M. Bishop
Vice President, Secretary & Chief
 Legal Officer

Sean Feeley
Vice President

Christopher D. Hanscom
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

Kristin Goodchild
Associate Secretary

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the "Trust") offers a Dividend Reinvestment and Share Purchase Plan (the "Plan"). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

CI6216

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable for this filing.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized  and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)             CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Shettle
Robert M. Shettle, President

Date:	September 7, 2018

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 7, 2018